                                                                January 11, 1996

TO THE SHAREHOLDER:

The Fund ended the quarter December 31, 1995 with a Net Asset Value of $22.17 per share. This represents a 4.1% increase from $21.29 per share on September 30, 1995 and a 13.2% increase from $19.58 per share a year earlier. The Fund's share price closed the calendar year at $21.00 per share, a 5.3% discount from Net Asset Value.

The performance of the Fund continues to compare favorably with the average of the 19 other closed-end bond funds with which we have compared ourselves as shown below:

                Total Return-Percentage Change in Net Asset Value
                  Per Share with All Distributions Reinvested(1)


-------------------------------------------------------------------------------------------------------------------

                                10 Years       5 Years        3 Years        2 Years       1 Year         Quarter
                               To 12/31/95   To 12/31/95    To 12/31/95    To 12/31/95   To 12/31/95    To 12/31/95
-------------------------------------------------------------------------------------------------------------------
1838 Bond Fund(2)               175.63%          78.21%        32.61%         16.88%         22.42%       6.04%

Average of 19 Other             159.94%          72.42%        31.14%         15.99%         20.54%       4.51%
  Closed-End Bond Funds(2)

Salomon Bros. Bond Index(3)     192.35%          77.98%        35.73%         19.90%         27.20%       6.69%
-------------------------------------------------------------------------------------------------------------------


(1) - This is historical information and should not be construed as indicative of any likely future performance.
(2) - Source:  Lipper Analytical Services Corporation.
(3) - Comprised of long-term AAA and AA corporate bonds; series has been changed to include mortgage-backed securities.

The recent performance of the Fund is particularly gratifying to management as the portfolio has been able to continue to participate in a very significant bond market rally to the extent that through a bear market in 1994 and a bull market in 1995, the Fund exceeded the average total return of the comparable universe for that two-year cycle.

We believe the positive trend in the bond market will continue as the economic fundamentals of modest GDP growth, low inflation and a Federal Reserve Bank that is easing monetary policy support lower interest rates. The impasse in budget negotiations in Washington is one potential short-term concern for the markets. The Fund has been able to commit the modest cash reserves held at year-end at lower bond prices and more advantageous yields as the bond market has sold off in early January due to those concerns.

On December 14, 1995, the Board of Directors declared a dividend of $0.41 per share, payable January 22, 1996 to shareholders of record December 26, 1995. As discussed in the previous shareholder report, the income level of the Fund will reflect the longer term trend in interest rates. During 1995, the yield on 30-year U.S. Treasury Bonds fell from 7.88% to 5.95%. The Fund's total return for the 12 months is representative of the capital appreciation tied to that degree of lower interest rates. The Fund's primary investment objective remains to seek a high rate of return from interest income and trading activity, from a portfolio principally consisting of debt securities. Future dividend declarations will depend on the general level of interest rates, but the Board and Management are unwilling to either impair long-term total return or materially increase other risks in order to artificially maintain a specific dividend rate.

The table below updates the portfolio quality of the Fund's assets.


                                       Percent of Total Investment (Standard & Poor's Ratings)
-------------------------------------------------------------------------------------------------------------------

                             U.S. Treasuries,
                               Agencies &                                                        B and        Not
Period Ended                    AAA Rated       AA           A           BBB         BB          Lower        Rated
-------------------------------------------------------------------------------------------------------------------
December 31, 1995               29.7%         0.0%         25.0%        30.7%        8.8%       5.5%         0.3%
March 31, 1995                  34.3%         3.7%         20.5%        34.5%        5.5%       1.3%         0.3%
March 31, 1994                  32.7%         1.5%         19.1%        37.9%        5.0%       3.5%         0.3%
-------------------------------------------------------------------------------------------------------------------


The Fund's management welcomes any questions or comments from shareholders and would like to thank all shareholders for their continued support.

                                              Sincerely,

                                              /s/ JOHN H. DONALDSON
                                              ------------------------
                                              John H. Donaldson
                                              President

SCHEDULE OF NET ASSETS                                        DECEMBER 31, 1995
(unaudited)

                                                                 Moody's/
                                                                Standard &
                                                                 Poor's        Principal
                                                               Rating for    Amount (000's)
                                                                  Debt         or Number    Identified Cost     Value
                                                               Securities      of Shares       (Note 2)        (Note 1)
                                                               ----------      ---------       --------        --------
LONG TERM DEBT SECURITIES (97.10%)

ELECTRIC UTILITIES (12.52%)
Cleveland Electric Illuminating, 1st Mtge., 9.00%, 07/01/23      Ba2/BB         1,800         $1,662,876      $1,773,000
Commonwealth Edison, 1st Mtge., 9.125%, 10/15/21   .........    Baa2/BBB        2,000          2,062,500       2,352,500
Hydro Quebec, Gtd. Debs., 8.25%, 04/15/26  .................      A2/A+         1,550          1,475,994       1,770,875
K N Energy Inc., Debs., 8.75%, 10/15/24   ..................      A2/A          1,000          1,092,500       1,140,000
Niagara Mohawk Power, 1st Mtge., 8.75%, 04/01/22   .........     Ba1/BB         1,000          1,028,220         955,000
Toledo Edison Co., Debs., 8.70%, 09/01/02  .................      B1/B+           500            486,430         451,875
Utilicorp United Inc., Senior Notes, 10.50%, 12/01/20  .....    Baa3/BBB        1,500          1,560,938       1,740,000
                                                                                              ----------     -----------
                                                                                               9,369,458      10,183,250
                                                                                              ----------     -----------
TELEPHONE UTILITIES (1.32%)
GTE Corp., Debs., 7.83%, 05/01/23  .........................    Baa1/BBB+       1,000          1,006,280       1,077,500
                                                                                              ----------     -----------
FINANCIAL (3.50%)
Chrysler Financial Corp., Notes, 12.75%, 11/01/99   ........      A3/A-         1,000          1,090,125       1,226,250
Leucadia National Corp., Senior Notes, 7.75%, 08/15/13  ....    Baa3/BBB+       1,000            990,000       1,017,500
Leucadia National Corp., Senior Sub. Notes, 10.375%, 06/15/02   Ba1/BBB           550            549,775         604,312
                                                                                              ----------     -----------
                                                                                               2,629,900       2,848,062
                                                                                              ----------     -----------
INDUSTRIAL & MISCELLANEOUS (52.91%)
AMR Corp., Debs., 10.00%, 04/15/21  ........................    Baa3/BB+        2,000          2,148,940       2,470,690
Auburn Hills Trust, Gtd. Exchangeable Ctfs., 12.00%, 05/01/20   A3/A-           1,000          1,000,000       1,556,647
Columbia/HCA Healthcare, Debs., 7.50% 11/15/95  ............     A3/BBB+        1,850          1,913,048       1,912,438
Comcast Corp., Senior Sub., Debs., 9.50%, 01/15/08  ........      B1/B+           500            532,500         522,500
Cox Communications, Inc., Notes, 6.875%, 06/15/05   ........     Baa2/A-          500            499,445         516,250
Ford Holdings, Gtd. Debs, 9.375%, 03/01/20   ...............      A1/A+         1,000          1,117,790       1,296,250
Ford Motor Co., Debs., 8.875%, 01/15/22  ...................      A1/A+         1,500          1,480,350       1,871,250
Georgia Pacific Corp., Debs., 9.625%, 03/15/22  ............    Baa2/BBB-       1,000          1,059,240       1,171,250
Greater Orlando Aviation Auth., 8.20%, 10/01/12   ..........     Aaa/AAA          500            551,875         540,350
Harnischfeger Industries, Inc., Debs., 7.25%, 12/15/25   ...    Baa2/BBB        1,900          1,871,215       1,911,875
May Department Stores Co., Debs., 10.75%, 06/15/18  ........      A2/A            150            154,385         160,500
Missouri Pacific Railroad, Income Debs., 5.00%, 01/01/45  ..     Baa2/A-        1,122            692,960         806,438
News America Holdings Inc., Gtd. Debs., 10.125%, 10/15/12  .    Baa3/BBB        2,050          2,163,503       2,393,375
North Dakota State Municipal Bond Bank, Water Sys. Rev.,
 10.50%, 04/01/14  .........................................     Aaa/AAA        1,000          1,159,780       1,113,750
Occidental Petroleum, Senior Debs., 11.75%, 03/15/11  ......    Baa3/BBB        2,000          2,200,000       2,117,500
Owens Corning Fiberglas, Debs., 9.375%, 06/01/12  ..........    Baa3/BBB-       1,140          1,157,140       1,369,425
Penn Central Corp., Sub. Notes, 10.625%, 04/15/00  .........     Ba3/B+         1,750          2,013,620       1,804,687
Penn Central Corp., Sub. Notes, 10.875%, 05/01/11  .........     Ba3/B+         1,500          1,634,965       1,625,625
Pope & Talbot Inc., Debs., 8.375%, 06/01/13  ...............     Ba2/BB+        1,750          1,699,110       1,739,063
Province of Quebec, Debs., 7.50% 07/15/23   ................      A2/A+         1,000            978,510       1,052,500
Rohm & Haas Co., Notes, 9.50%, 04/01/21  ...................      A1/A          1,500          1,494,375       1,816,875
Smurfit Capital Funding, Gtd. Debs., 7.50%, 11/20/25   .....     Baa1/A-        2,000          1,990,780       2,075,000
Telecommunications Inc., Senior Debs., 9.25%, 01/15/23  ....    Baa3/BBB-       2,000          1,991,940       2,191,880
Telecommunications Inc., Senior Debs., 8.75%, 02/15/23  ....    Baa3/BBB-       1,000          1,083,180       1,042,005
Time Warner Inc., Debs., 9.125%, 01/15/13   ................    Ba1/BBB-        1,000          1,116,220       1,132,500
Time Warner Inc., Debs., 9.15%, 02/01/23  ..................    Ba1/BBB-        1,000          1,030,020       1,143,750
TRW Inc., Notes, 9.375%, 04/15/21   ........................      A2/A            303            320,893         402,611
Union Camp Corp., Debs., 9.25%, 02/01/11  ..................      A1/A-         1,500          1,486,305       1,848,750


                       See notes to financial statements.

SCHEDULE OF NET ASSETS                                       DECEMBER 31, 1995
(unaudited)

                                                                 Moody's/
                                                                Standard &
                                                                 Poor's        Principal
                                                               Rating for    Amount (000's)
                                                                  Debt         or Number    Identified Cost     Value
                                                               Securities      of Shares       (Note 2)        (Note 1)
                                                               ----------      ---------       --------        --------

Union Pacific Co., Debs. 8.625%, 05/15/22   ................      A3/A-         1,000        $1,062,430      $1,166,250
Western Atlas Inc., Debs., 8.55%, 06/15/24   ...............     Baa1/A-          939           935,865       1,098,630
Williams Cos. Inc., Debs., 8.875%, 09/15/12  ...............    Baa2/BBB-       1,000           974,870       1,162,500
                                                                                             ----------     -----------
                                                                                             39,515,254      43,033,114
                                                                                             ----------     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (7.04%)
CMO Mortgage Investors Trust, Series 5-C, 8.75%, 02/22/04  .     Aaa/AAA           14            13,485          14,021
CMSI Collateralized Mtge. Oblig., Series 1994-7 A4, 6.25%,
 04/25/24 ...................................................    Aaa/AAA        1,000           801,476         910,000
CWFC Collateral Mtge. Oblig., Series 1993-5 A9, 7.125%,
 12/25/23 ...................................................    Aaa/NR           850           714,000         838,844
FHLMC Collateral Mtge. Oblig., Series 40-F, 10.00%,
 05/15/20 ...................................................     NR/NR           600           660,000         684,972
FNMA Collateral Mtge. Oblig., Series 1989 50-G, 8.60%,
 08/25/19 ...................................................     NR/NR         1,000         1,065,937       1,075,566
FNMA Collateral Mtge. Oblig., Series G-8 E, 9.00%,
 04/25/21 ...................................................     NR/NR         2,000         2,143,750       2,200,653
                                                                                             ----------     -----------
                                                                                              5,398,648       5,724,056
                                                                                             ----------     -----------
U.S. GOVERNMENT & AGENCIES (19.81%)
Big Rivers Utility Corp., Cooperative Utility Trust Ctfs.,
    U.S. Gov't. Guaranteed, 9.50%, 02/15/17.................     Aaa/NR         2,750          2,900,154      3,045,625
Cajun Electric Power, Coop. Utility Trust Ctfs., 9.52%,
 03/15/19 ..................................................     Aaa/AAA        1,000          1,058,990      1,110,000
Federal National Mortgage Association Notes, 9.50%,
 11/10/20 ..................................................      NR/NR         1,000          1,078,125      1,066,620
U.S. Treasury Bonds, 10.75%, 08/15/05   ....................      NR/NR         1,600          2,120,750      2,199,424
U.S. Treasury Bonds, 7.875%, 02/15/21   ....................      NR/NR         2,900          2,888,219      3,568,189
U.S. Treasury Bonds, 8.125%, 08/15/21   ....................      NR/NR         1,000          1,016,406      1,264,640
U.S. Treasury Bonds, 6.25%, 08/15/23   .....................      NR/NR         3,750          3,236,544      3,857,587
                                                                                              ----------    -----------
                                                                                              14,299,188     16,112,085
                                                                                              ----------    -----------
TOTAL LONG TERM DEBT SECURITIES.............................                                  72,218,728     78,978,067
                                                                                              ----------    -----------
INVESTMENT COMPANIES (0.27%)
High Yield Plus Fund    ....................................      NR/NR        25,000            167,178        215,625
                                                                                              ----------    -----------

TOTAL INVESTMENTS (97.37%) .................................                                 $72,385,906*   $79,193,692
                                                                                             ===========    ===========


CASH AND OTHER ASSETS, LESS LIABILITIES (2.63%).............                                                  2,139,168
                                                                                                            -----------

NET ASSETS (100.00%)........................................                                                $81,332,860
                                                                                                            ===========


* Also the cost for Federal income tax purposes. The aggregate gross unrealized appreciation in which there was an excess of market value over tax cost was $7,454,679, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value was $646,893.


                       See notes to financial statements.
                                       4

FINANCIAL STATEMENTS
STATEMENT OF ASSETS AND LIABILITIES  (unaudited)
December 31, 1995

Assets:
   Investments in securities at value (identified cost $72,385,906)(Note 1)......................     $79,193,692
   Cash..........................................................................................       2,073,153
   Interest receivable...........................................................................       1,632,311
   Dividends receivable..........................................................................           1,750
   Prepaid expenses..............................................................................           8,308
                                                                                                      -----------
      TOTAL ASSETS...............................................................................      82,909,214
                                                                                                      -----------
Liabilities:
   Dividends payable.............................................................................       1,504,047
   Accrued expenses payable......................................................................          72,307
                                                                                                      -----------
      TOTAL LIABILITIES..........................................................................       1,576,354

Net Assets: (equivalent to $22.17 per share based on 3,668,407 shares of capital
   stock outstanding)............................................................................     $81,332,860
                                                                                                      ===========
NET ASSETS consisted of:
   Capital paid-in...............................................................................     $76,225,274
   Distributions in excess of net investment income..............................................      (1,792,391)
   Accumulated net realized gain.................................................................          92,191
   Net unrealized appreciation of investments....................................................       6,807,786
                                                                                                      -----------
                                                                                                      $81,332,860

STATEMENT OF OPERATIONS (unaudited)
For the nine months ended December 31, 1995
Investment Income:
   Interest.....................................................................                       $4,880,370
   Dividends....................................................................                           16,000
                                                                                                      -----------
      Total Investment Income...................................................                        4,896,370
                                                                                                      -----------

Expenses:
   Investment advisory fees (Note 4)............................................       $337,919
   Transfer agent fees..........................................................         39,996
   Insurance....................................................................          8,597
   Directors' fees and expenses.................................................         20,065
   Audit fees...................................................................         18,786
   State and local taxes........................................................         16,233
   Legal fees and expenses......................................................          9,801
   Reports to shareholders......................................................         14,150
   Custodian fees...............................................................          2,933
   Miscellaneous................................................................         42,999
                                                                                    -----------
      Total Expenses............................................................                          511,479
                                                                                                      -----------
         Net Investment Income..................................................                        4,384,891
                                                                                                      -----------
Realized and unrealized gain on investments (Note 1):
   Net realized gain from security transactions.................................                        1,020,556
   Unrealized appreciation of investments:
      Beginning of period.......................................................        438,534
      End of period.............................................................      6,807,786
                                                                                    -----------
         Change in unrealized appreciation of investments.......................                        6,369,252
                                                                                                      -----------
            Net realized and unrealized gain on investments.....................                        7,389,808
                                                                                                      -----------
            Net increase in net assets resulting from operations................                      $11,774,699
                                                                                                      ===========

                       See notes to financial statements.
                                       5

STATEMENT OF CHANGES IN NET ASSETS

                                                                                  Nine Months Ended
                                                                                  December 31, 1995      Year Ended
                                                                                     (unaudited)       March 31, 1995
                                                                                 ------------------    --------------

Increase (decrease) in net assets:
Operations:
   Net investment income........................................................     $4,384,891          $5,780,031
   Net realized gain (loss) from security transactions (Note 2).................      1,020,556            (928,365)
   Change in unrealized appreciation (depreciation) of investments..............      6,369,252          (1,541,820)
                                                                                     ----------          ----------
   Net increase in net assets resulting from operations.........................     11,774,699           3,309,846
                                                                                     ----------          ----------
Dividends to shareholders from net investment income............................     (4,384,891)         (5,780,031)
Dividends to shareholders in excess of net investment income....................     (1,765,138)            (27,253)
Distributions to shareholders from return of capital............................              0            (468,712)
                                                                                     ----------          ----------
                                                                                     (6,150,029)         (6,275,996)


Capital share transactions:
   Net asset value of shares issued to shareholders in reinvestment of dividends
      from net investment income (Note 5).......................................        324,089             230,025
                                                                                     ----------          ----------

   Increase (decrease) in net assets............................................      5,948,759          (2,736,125)

Net Assets:
   Beginning of period..........................................................     75,384,101          78,120,226
                                                                                     ----------          ----------
   End of period................................................................    $81,332,860         $75,384,101
                                                                                    ===========         ===========


================================================================================
||      HOW TO ENROLL IN THE DIVIDEND REINVESTMENT PLAN                       ||
||                                                                            ||
||   1838 Bond-Debenture Trading Fund (the "Fund") has established a plan     ||
||   for the automatic investment of dividends and distributions which        ||
||   all shareholders of record are eligible to join. The method by which     ||
||   shares are obtained is explained on page 10. The Fund has appointed      ||
||   First Chicago Trust Company of New York to act as the Agent of each      ||
||   shareholder electing to participate in the plan. Information and         ||
||   application forms are available from First Chicago Trust Company of      ||
||   New York, P.O. Box 2500, Jersey City, New Jersey 07303-2500.             ||
================================================================================

                       See notes to financial statements.
                                       6

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.



                                                 Nine Months Ended                    Year Ended March 31,
                                                 December 31, 1995   ---------------------------------------------------
                                                    (unaudited)      1995        1994       1993        1992        1991
                                                    -----------      ----        ----       ----        ----        ----

   Per Share Operating Performance
   Net asset value, beginning of period...........     $20.64       $21.45      $22.27      $21.39     $20.27      $20.04
                                                       ------       ------      ------      ------     ------      ------
      Net investment income.......................       1.20         1.58        1.61        1.68       1.83        1.85
      Net realized and unrealized gain on
         investments..............................       2.01        (0.67)      (0.68)       1.36       1.12        0.25
                                                       ------       ------      ------      ------     ------      ------
   Total from investment operations...............       3.21         0.91        0.93        3.04       2.95        2.10
                                                       ------       ------      ------      ------     ------      ------
   Less distributions
      Dividends from net investment income........      (1.20)       (1.58)      (1.73)      (1.84)     (1.83)      (1.87)
      Dividends in excess of net investment income      (0.48)       (0.01)       0.00        0.00       0.00        0.00
      Distributions from net realized gain........       0.00         0.00        0.00       (0.32)      0.00        0.00
      Distributions in excess of net realized gain       0.00         0.00       (0.02)       0.00       0.00        0.00
      Distributions from return of capital........       0.00        (0.13)       0.00        0.00       0.00        0.00
                                                       ------       ------      ------      ------     ------      ------
   Total distributions............................      (1.68)       (1.72)      (1.75)      (2.16)     (1.83)      (1.87)
                                                       ------       ------      ------      ------     ------      ------

   Net asset value, end of period.................     $22.17       $20.64      $21.45      $22.27     $21.39      $20.27
                                                       ======       ======      ======      ======     ======      ======
   Per share market price, end of period..........     $21.00       $20.13      $21.13      $24.75     $22.63      $21.38
                                                       ======       ======      ======      ======     ======      ======
   Total Investment Return
      Based on market value.......................     12.67%        3.41%     (7.72)%      18.91%      14.41%      18.44%

   Ratios/Supplemental Data
      Net assets, end of period (in 000's)........   $81,333      $75,384    $ 78,120     $73,595     $56,163     $52,793
      Ratio of expenses to average net assets
         (does not include loan interest expenses)     0.87%*        0.86%       0.92%       0.91%       0.97%       1.05%
      Ratio of net investment income to average
         net assets...............................    7.42%*        7.83%       7.11%       7.95%        8.85%       9.39%
      Portfolio Turnover..........................   35.20%*       35.38%      18.91%      68.56%       73.11%      88.26%

   Number of shares outstanding at end of
      period (in 000's)...........................     3,668        3,653       3,642       3,304       2,626       2,605
   Amount of bank loans outstanding at end
      of period (in 000's)........................        $0           $0          $0          $0      $1,679          $0
   Average amount of bank loans outstanding
      during the period (in 000's)................        $0           $0          $0         $46        $299      $4,774
   Amount of maximum month-end bank loans
      during the period (in 000's)................        $0           $0          $0          $0      $2,171      $7,797
   Average amount of bank loans per share
      during the period...........................     $0.00        $0.00       $0.00       $0.01       $0.11       $1.84
   Weighted average interest rate of bank loans
      during the period...........................     0.00%        0.00%       0.00%       6.31%        5.42%       9.11%


   * Annualized

                       See notes to financial statements.
                                        7

Note 1 -- Significant Accounting Policies -- The 1838 Bond-Debenture Trading Fund ("the Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation-- Securities which are primarily traded in the over-the-counter market are valued at the mean of the bid prices on the last business day of the period generally obtained from at least two dealers regularly making a market in the security. Securities which are primarily traded on a national securities exchange are valued at the last reported sales price. The Fund believes that, because of the size of its position in securities, the primary market for the listed debt securities in its portfolio is the over-the-counter market. Short-term money market instruments which have a maturity of more than 60 days are valued at the mean bid prices for securities of a similar type, yield and maturity obtained from at least two dealers. Short-term money market instruments which have a maturity of 60 days or less are valued at amortized cost which approximates market value. At December 31, 1995, the Fund had invested 97.10% of its portfolio in long-term debt obligations of issuers engaged in electric utilities, telephone utilities, financial, industrial and other miscellaneous activities. The issuers' ability to meet these obligations may be affected by economic developments in their respective industries.

B. Determination of Gains or Losses on Sale of Securities -- Gains or losses on the sale of securities are calculated for accounting and tax purposes on the identified cost basis.

C. Federal Income Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. The Fund has a net tax basis capital loss carryforward of approximately $224,000 as of March 31, 1995, which may be applied against any realized net taxable capital gains of each succeeding fiscal year until fully utilized or until the expiration date, whichever occurs first. The carry-forward expires on March 31, 2003. The Fund had deferred post-October 31, 1994 losses of $732,044 to offset future net capital gains through March 31, 1996.

D. Other -- Security transactions are accounted for on the date the securities are purchased or sold. The Fund records interest income on the accrual basis. In computing net investment income, the Fund does not amortize premiums or accrue discounts on fixed income securities in the portfolio. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E. Distributions to Shareholders -- Distributions of net investment income will be made quarterly. Distributions of net capital gains realized will be made annually. Income distributions and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments in market discount and mortgage backed securities.

Note 2 -- Portfolio Transactions -- The following is a summary of the security transactions for the nine months ended December 31, 1995:

                                                                     Proceeds
                                                  Cost of           from Sales
                                                 Purchases         or Maturities
                                                 ---------         -------------
Long Term Debt Securities...................     $23,048,952        $20,344,893
Other Securities............................      $1,600,000         $4,950,000

Note 3-- Capital Stock-- At December 31, 1995, there were 10,000,000 shares of capital stock ($1.00 par value) authorized.

Note 4 -- Investment Advisory Contract and Payments to Affiliated Persons -- Under the terms of the current contract, advisory fees are paid monthly to the Investment Advisor at an annual rate of 5/8 of 1% on the first $40 million of the Fund's month end net assets and 1/2 of 1% on the excess.

Certain directors and officers of the Fund are also directors, officers and/or employees of the Investment Advisor or its corporate general partner, 1838 Investment Advisors, Inc. None of the directors so affiliated receives compensation for his services as a director of the Fund. Similarly, none of the Fund's officers receives compensation from the Fund. Legal fees aggregating $1,341 during the nine months ended December 31, 1995 were paid to Stradley, Ronon, Stevens & Young of which the Secretary of the Fund is a partner.

Note 5 -- Dividend and Distribution Reinvestments -- In accordance with the terms of the Automatic Dividend Investment Plan, for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at net asset value if on the Friday preceding the payment date (the "Valuation Date") the closing New York Stock Exchange price per share, plus the brokerage commisions applicable to one such share, equals or exceeds the net asset value per share, however, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the nine months ended December 31, 1995, the Fund issued 15,369 shares under this Plan.

Note 6 -- Selected Quarterly Financial Data (unaudited)

                                                                                              Net Increase
                                                                    Net Realized               (Decrease)
                          Total                    Net             and Unrealized             in Net Assets
                        Investment    Per      Investment    Per   Gain (Loss) on     Per    Resulting from      Per
                         Income      Share       Income     Share    Investments     Share     Operations       Share
                         ------      -----       ------     -----    -----------     -----     ----------       -----
       1995
-----------------
March 31, 1995         $1,586,318   $0.43     $1,433,198    $0.39     $2,422,137     $0.67     $3,855,335      $1.06
June 30, 1995           1,632,322    0.45      1,466,901     0.40      4,333,323      1.18      5,800,224       1.58
September 30, 1995      1,637,419    0.45      1,464,970     0.40       (218,850)    (0.06)     1,246,120       0.34
December 31, 1995       1,626,629    0.44      1,453,020     0.40      3,275,335      0.89      4,728,355       1.29
                        ---------    ----      ---------     ----      ---------      ----      ---------       ----
                       $6,482,688   $1.77     $5,818,089    $1.59     $9,811,945     $2.68    $15,630,034      $4.27
                       ==========   =====     ==========    =====     ==========     =====    ===========      =====

   1994
-----------------
March 31, 1994         $1,488,861   $0.45     $1,293,206    $0.39    $(4,503,943)   $(1.40)   $(3,210,737)    $(1.01)
June 30, 1994           1,605,101    0.44      1,434,079     0.39     (3,268,964)    (0.89)    (1,834,885)     (0.50)
September 30, 1994      1,599,577    0.44      1,438,752     0.40     (1,150,004)    (0.32)       288,748       0.08
December 31, 1994       1,626,623    0.45      1,474,002     0.40       (473,354)    (0.13)     1,000,648       0.27
                        ---------    ----      ---------     ----      ---------      ----      ---------       ----
                       $6,320,162   $1.78     $5,640,039    $1.58    $(9,396,265)   $(2.74)   $(3,756,226)    $(1.16)
                       ==========   =====     ==========    =====    ===========    ======    ===========     ======

DIVIDEND REINVESTMENT PLAN

1838 Bond-Debenture Trading Fund (the "Fund") has established a plan for the automatic investment of dividends and distributions (the "Plan") pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. First Chicago Trust Company of New York acts as agent (the "Agent") for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the "Valuation Date"), plus the brokerage commisions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commisions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants' accounts. If, before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent's fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from First Chicago Trust Company of New York, P.O. Box 2500, Jersey City, New Jersey, 07303-2500.

================================================================================
||          HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR  DIVIDENDS           ||
||   Contact Your Transfer Agent, First Chicago Trust Company of New York,    ||
||   P.O. Box 2500, Jersey City, New Jersey 07303-2500, or call 201-324-0498  ||
================================================================================

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                                       11

                                    DIRECTORS
                              ---------------------
                                W. THACHER BROWN
                               JOHN GILRAY CHRISTY
                                JOHN H. DONALDSON
                                MORRIS LLOYD, JR.
                              JOHN J. McELROY, III
                                J. LAWRENCE SHANE


                                    OFFICERS
                              ---------------------
                                JOHN H. DONALDSON
                                    President
                                 KEVIN D. BARRY
                                 Vice President
                               ANNA M. BENCROWSKY
                                 Vice President
                             and Assistant Secretary
                                 STEVEN H. TYRE
                                 Vice President
                                  MARCIA ZERCOE
                                 Vice President
                               JOSEPH V. DEL RASO
                                    Secretary


                               INVESTMENT ADVISOR
                              ---------------------
                         1838 INVESTMENT ADVISORS, L.P.
                     FIVE RADNOR CORPORATE CENTER, SUITE 320
                               100 MATSONFORD ROAD
                                RADNOR, PA 19087


                                  CUSTODIAN AND
                                 TRANSFER AGENT
                              ---------------------
                     FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                  P.O. BOX 2500
                           JERSEY CITY, NJ 07303-2500


                                     COUNSEL
                              ---------------------
                        STRADLEY, RONON, STEVENS & YOUNG
                            2600 ONE COMMERCE SQUARE
                             PHILADELPHIA, PA 19103


                                    AUDITORS
                              ---------------------
                            COOPERS & LYBRAND L.L.P.
                             2400 ELEVEN PENN CENTER
                             PHILADELPHIA, PA 19103



                                      1838
                           BOND-DEBENTURE TRADING FUND
                              ---------------------
                          FIVE RADNOR COPORATE CENTER,
                                    SUITE 320
                               100 MATSONFORD ROAD
                                RADNOR, PA 19087

                                    GRAPHIC

                                Quarterly Report
                                December 31, 1995